                                                                    EXHIBIT 10.1

                            GRIP TECHNOLOGIES, INC.
                            1994 STOCK OPTION PLAN


     1.  Definitions.  As used herein, the following terms shall have the
         -----------
meanings hereinafter set forth unless the context clearly indicates to the contrary:

          1.1   Agreement.  The agreement between the Company and the Optionee
                ---------
under which the Optionee may purchase Stock pursuant to the Plan.

          1.2    Board.  The Board of Directors of the Company.
                 -----

          1.3    Committee.  A committee of two (2) or more members of the
                 ---------
Board appointed by the Board to administer the Plan.

          1.4    Company.  Grip Technologies, Inc., a California corporation.
                 -------

          1.5    Code.  The United States Internal Revenue Code of 1986, as
                 ----
amended.

          1.6    Eligible Person.  With respect to the granting of ISOs,
                 ---------------
any person who is a key. employee of the Company, a Parent or a Subsidiary, including executive officers thereof, as determined by the Board of the Committee, as the case may be. With respect to the granting of Non-ISOs, any person defined by the preceding sentence or otherwise any person who is a Board member, a member of the Board of Directors of a Parent or a Subsidiary or a key consultant or contractor to the Company, a Parent or a Subsidiary. As used herein, "full-time" shall mean employment on a regular and continuing basis.

          1.7    Fair Market Value.  The per share fair market value of the
                 -----------------
Stock of the Company with respect to which Options may be granted pursuant to the Plan, determined without regard to any restriction upon the Stock other than a restriction which, by its terms, will never lapse. For purposes of determining whether a restriction upon the Stock will never lapse, limitations imposed by applicable registration requirements of state or federal securities or similar laws imposed with respect to resales or other dispositions of securities shall be disregarded. If the Stock of the Company is publicly traded on a national securities exchange or in the over-the-counter market, such per share fair market value shall be equal to the per share composite closing price for such Stock on such national securities exchange or the average of the per share closing bid and asked prices for such Stock in the over-the-counter market, as the case may be, on the date an Option is granted under the Plan or, in the absence of any reported sales on such date, the first preceding date on which there were such sales. If the Stock of the Company is not publicly traded, such fair market value shall be determined by and in accordance with such valuation procedures and methods as are established from time to time by the Committee or the Board, as the case may be, in good faith and in accordance with the provisions of the Code and any regulations promulgated thereunder.

          1.8    ISO.  An option to purchase Stock of the Company pursuant to
                 ---
the provisions of the Plan, which option at the time of grant is defined by, and intended to qualify as an incentive stock option pursuant to, Section 422 of the Code.

          1.9    Non-ISO.  An option to purchase Stock of the Company pursuant
                 -------
to the provisions of the Plan, which option by its terms at the time of grant provides that it shall not be treated as an ISO.

          1.10   Option.  An ISO or a Non-ISO granted pursuant to the
                 ------
provisions of the Plan.

          1.11   Optionee.  The Eligible Person to whom an Option has been
                 --------
granted pursuant to the provisions of the Plan.

          1.12   Option Price.  The per share exercise price of the Stock with
                 ------------
respect to which an option has been granted under the Plan.

          1.13   Parent.  Any corporation (other than the Company) in an
                 ------
unbroken chain of corporations ending with the Company if, at the time of the granting of an Option, each of the corporations other than the Company owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

          1.14   Plan.  The Company's 1994 Stock Option Plan, the terms of
                 ----
which are set forth herein.

          1.15   Stock.  The common stock, without par value, of the Company.
                 -----

          1.16   Subsidiary.  Any corporation (other than the Company) in an
                 ----------
unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

     2.   Establishment and Purpose of Plan.
          ---------------------------------

          2.1    Establishment of Plan.  The Company hereby establishes the
                 ---------------------
Plan for the benefit of those Eligible Persons who are primarily responsible for the future growth, development and financial success of the Company. In order to maintain flexibility in the granting of Options, the Plan provides for Eligible Persons to receive ISOs, Non-ISOs or both. The grant of one type of Option shall not be construed to preclude or prohibit the grant of the other type of Option to the same Eligible Person or entitle such Eligible Person to the grant of the other type of Option by reason of the grant of one type of Option.

          2.2    Purpose of Plan.  The purpose of the Plan is to advance the
                 ---------------
interests of the Company and its shareholders by affording to Eligible Persons an opportunity to acquire or increase their proprietary interests in the Company by the grant to such Eligible Persons of Options to purchase Stock in the Company pursuant to the terms of the Plan. By encouraging such Eligible Persons to become owners of shares of Stock in the Company, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

          2.3    Effective Date of Plan.  The effective date of the Plan shall
                 ----------------------
be January 1, 1994; provided, however, that no Option shall be granted pursuant to the Plan until the Plan shall have been: (i) adopted (or corporate action taken) by the Board; and (ii) approved by shareholders holding a majority of all outstanding voting securities of the Company. Such shareholder approval shall be obtained within twelve (12) months before or after the date on which the Plan is so adopted by the Board. Such shareholder approval shall comply with all applicable provisions of the California state law prescribing the method and degree of shareholder approval required for the Plan.

          2.4    Expiration of Plan.  The Plan shall terminate ten (10) years
                 ------------------
from its effective date as provided by Section 2.3 of the Plan, or such earlier date as the Board may determine pursuant to Section 7 of the Plan, and no Option shall be granted after such date.

          2.5    Controlling Provisions.  Except as otherwise provided in the
                 ----------------------
Plan, each provision thereof shall apply to the grant, administration and exercise of all Options subject thereto, including ISOs and Non-ISOs. No such provisions shall be interpreted or applied in a manner inconsistent or otherwise at variance with the requirements of

Section 422 of the Code with respect to qualification of ISOs as incentive stock options, or the treatment of Non-ISOs not as incentive stock options, as the case may be. No inference to such qualification or treatment shall be drawn for any purpose under the Plan be reason of the grant of ISOs and Non-ISOs under the Plan.

     3.   Stock Subject to Plan.
          ---------------------

          3.1    Limitations. Subject to adjustment pursuant to the provisions
                 -----------
of Section 3.2 hereof, the aggregate number of shares of Stock of the Company which may be issued and sold under the Plan shall not exceed 600,000 shares. During the term of the Plan, the Company shall reserve and keep available or otherwise have authorized a sufficient number of shares to comply with the requirements of the Plan.

          3.2    Adjustments.  In the event that the outstanding shares of
                 -----------
Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, the following adjustments shall be made:

                (a) Number and Kind of Shares.  The aggregate number and kind of
                    -------------------------
shares with respect to which Options may be granted hereunder shall be appropriately adjusted.

                (b) Outstanding Options.  The rights of an Optionee holding
                    -------------------
outstanding Options granted under the Plan both as to the number of shares and the Option Price shall be appropriately adjusted.

                (c) Nonsurvival of Company. Where dissolution or liquidation of
                    ----------------------
the Company or any merger or combination in which the Company is not a surviving corporation is involved, each Option granted hereunder shall terminate as of the effective date of such liquidation, dissolution, merger or combination to the extent that such outstanding Options are not assumed by the surviving corporation; provided, however, subject to the further exception below, the Optionee shall have the right, for a period of thirty (30) days immediately prior to the consummation of such liquidation, dissolution merger or combination, to exercise his Option, in whole or in part, to the extent that such Option shall not have been previously exercised, without regard to any vesting provisions; provided further such Option is not assumed by, or replaced by equivalent options granted by, the surviving corporation in such liquidation, dissolution, merger or combination.

          3.3    Effect of Exercise or Termination of Option.  Shares of Stock
                 -------------------------------------------
with respect to which an Option granted under the Plan shall have been exercised shall not again be available for grant under the Plan. If Options granted under the Plan shall terminate for any reason without being wholly exercised, new Options may be granted under the Plan covering that number of shares of Stock with respect to which such termination relates.

     4.   Administration of the Plan.
          --------------------------

          4.1    Administration by Board or Committee. Subject to the provisions
                 ------------------------------------
of the Plan, the Plan shall be administered by the Board. At any time during the existence of the Plan, the Board may appoint a Committee to administer the Plan, in which even the Plan shall be administered by the Committee until such time as the Committee is disbanded or its authority eliminated by the Board.

          4.2    Powers and Duties.  Subject to the provisions of the Plan,
                 -----------------
the Board or Committee, as the case may be, shall have sole discretion and authority to determine the Eligible Persons to whom Options shall be granted, the number of shares of Stock to be covered by any such Option, the type of Option to be granted and the time or times at which any Option may be granted or exercised. The Board or Committee, as the case may be, shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Agreement executed pursuant to the Plan and to make all other determinations necessary or advisable in the administration of the Plan.

          4.3    Quorum and Majority Rule.  The majority of the then members
                 ------------------------
of the Board or Committee, as the case may be, shall constitute a quorum and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Board or Committee, as the case may be, shall constitute the action of the Board or Committee.

          4.4    Participation by Members of Board or Committee.  Any member of
                 ----------------------------------------------
the Board or Committee, as the case may be, shall not be disqualified from receiving an Option by virtue of the fact that he is a member of the Board or Committee; provided, however, that no grant of an Option to a member of the Board of Committee shall take place without the approval or consent of (i) a majority of the entire Board, a majority of which and a majority of whose members acting in the matter are disinterested persons, (ii) a majority of the Committee, all of the members of which are disinterested persons or (iii) a majority of the entire Board and a majority of the outstanding shares of the Company. For purposes of this Section 4.4, a "disinterested person" shall mean an administrator of the Plan who is not at the time he exercises discretion in administering the Plan an Eligible Person and has not at any time within one (1) year prior thereto been an Eligible Person under the Plan or any other plan of the Company or any Parent or Subsidiary entitling the participants therein to acquire stock, stocks options or stock appreciation rights of the Company or any Parent or Subsidiary.

          4.5    Liability of Board or Committee.  No member of the Board
                 -------------------------------
or Committee, as the case may be, shall be liable for any action, determination or interpretation under any provision of the Plan or otherwise if such action, determination or interpretation was done or made in good faith by such member of the Board of Committee.

     5.   Options Granted Under the Plan.
          ------------------------------

          5.1    Grant of Options.  ISOs or Non-ISOs or both may be granted
                 ----------------
to Eligible Persons under the Plan. No Option shall be granted under the Plan on a date more than ten (10) years from the earlier of the date the Plan is: (i) adopted by the Board; or (ii) approved by the shareholders of the Company as provided by Section 2.3 of the Plan. An Eligible Person may be granted one or more Options. Each Option granted under the Plan shall be evidenced by an Agreement dated as of the date such Option is granted by the Board of Committee, as the case may be. The Agreement shall contain such terms and conditions as shall be determined by the Board of Committee, as the case may be, consistent with the Plan. Each Option granted under the Plan shall be clearly identified by its terms as either an ISO or a Non-ISO. Each Agreement providing for ISOs or Non-ISOs shall be set forth in separate documents. Each ISO granted under the Plan shall designate, at the time of grant, that such Option shall be subject to, and treated as an incentive stock option pursuant to, Section 422 of the Code. Each Non-ISO granted under the Plan shall provide as of the time such Option is granted that it shall not be treated as an ISO. No Option shall be granted whose exercise shall affect, or be affected by, the exercise of any other Option, whether the granting of such Options shall occur concurrently or otherwise. As a further condition to the grant of an Option, but without limitation of any Optionee's rights as a shareholder, the Board or Committee, as the case may be, may require that the Agreement provide that the Company shall have an option to repurchase and redeem the Stock acquired by the Optionee as a result of the Optionee's exercise of the Option if the Optionee's employment with the Company or a Parent or Subsidiary is subsequently terminated for any reason or if the Optionee subsequently seeks to sell the Stock to another person.

          5.2    Option Price.  The Option Price shall be determined by the
                 ------------
Board or committee, as the case may be; provided, however, that the per share Option Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the ISO is granted; and provided further, however, that if the Optionee owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company, a Parent or a Subsidiary, including indirect ownership of securities as determined by Section 424(d) of the Code, at the time an ISO is granted to him, the Option Price of such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date the ISO is granted to him.

          5.3    Option Term.  The term during which any Option granted under
                 -----------
the Plan may be exercised shall be determined by the Board of Committee, as the case may be; provided, however, that in no instance shall the term during which any Option may exercised exceed ten (10) years from the date of grant of the Option; and provided further, however, that no ISO granted to an Optionee who then owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company, a Parent of a Subsidiary, including indirect ownership of securities as determined by Section 424(d) of the Code, at the date the ISO is granted, may be exercisable after the expiration of five (5) years from the date such ISO is granted.

          5.4    Option Exercise.  An Option granted pursuant to the Plan
                 ---------------
may be exercised at any time or times prior to the termination of said Option, as provided by Section 5.8 of the Plan, by delivery by the Optionee of written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by full payment for such shares of Stock. The Board or Committee, as the case may be, may provide the Optionee with a form of such written notice upon execution of the Agreement. Payment upon exercise shall be made by means of a cash payment, by delivery of shares of Stock then owned by the Optionee or by a combination of the foregoing. No Option shall be exercisable for a fraction of a shares of Stock. No such payment shall be made in full or in part with shares of Stock acquired by an Optionee through the prior exercise of an ISO where such shares shall not have been held by such Optionee within the requirements of
Section 422(a)(1) of the Code.

          5.5    Option Exercisability.  The exercisability of any Option
                 ---------------------
granted under the Plan shall be determined by the Board or Committee, as the case may be.

          5.6    Option Exercise Limitation Upon Qualification.  The extent to
                 ---------------------------------------------
which any Option granted under the Plan shall be exercisable shall generally be determined by the Board of Committee, as the case may be. As a limitation upon the foregoing, and in accordance with Section 422(d) of the Code, to the extent the aggregate Fair Market Value of the Stock with respect to which: (i) ISOs granted under the Plan; and (ii) incentive stock options granted under all other plans of the Company, a Parent or a Subsidiary (determined without regard to Section 422(d) of the Code), are exercisable for the first time by any individual during any calendar year of all such plans

(inclusive of the Plan) shall exceed one hundred thousand dollars ($100,000), then all such options (inclusive of the ISOs granted under the Plan) shall be treated as options for Stock which are not ISOs. The limitations of the preceding sentence shall be applied by taking all such options (inclusive of the ISOs granted under the Plan) in order in which such options shall have been granted. The aggregate Fair Market Value of the Stock covered by any such option (inclusive of Stock covered by ISOs granted under the Plan) shall be determined in accordance with Section 1.7 of the Plan, or under a similar method with respect to any such option, as the product of the per share Fair Market Value of the Stock covered thereby times the number of shares of Stock covered thereby, determined as of the time such option is granted.

          5.7    Nontransferability of ISOs.  No ISO granted pursuant to the
                 --------------------------
Plan may be transferred to an Optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an ISO shall be exercisable only by him.

         5.8    Termination of Option.
                ---------------------

               (a) Expiration or Termination of Employment. Except as
                   ---------------------------------------
specifically in Sections 58(b) and 58(c) of the Plan, each Option granted under the Plan, and all rights thereunder, shall terminate as of the close of business on the earlier of the date of the expiration of the term of the Option stated in the Agreement or the expiration of no more than ninety (90) days after the date that the Optionee's employment with the Company, a Parent or a Subsidiary terminates for any reason. For this purpose, the employment relationship of such Optionee shall be deemed as continuing while the Optionee is on military, sick leave or other bona fide leave of absence, such as temporary employment by the government, if the period of such leave does not exceed three (3) months, or, if longer, so long as the right of such Optionee to re-employment by the Company, a Parent or a Subsidiary is guaranteed either by law or by an employment contract. Such Option may be so exercised by the Optionee only to the extent that it was exercisable but not exercised as of the date his termination of employment with the Company, a Parent or a Subsidiary, but in no event may the Option be exercised at any time after the expiration of the term of the Option stated in the Agreement.

               (b) Death of an Optionee. In the event that an Optionee dies, his
                   --------------------
Option may be exercised by the Optionee's executors, administrators, heirs or legatees within no more than one (1) year after the Optionee's death provided such death shall have occurred during the Optionee's employment with the Company, a Parent or a Subsidiary or within no more than ninety (90) days following the termination of Optionee's employment with the Company, a Parent or a Subsidiary. Such Option may be so exercised by the Optionee's executors, administrators, heirs and legatees only to the extent that it was exercisable but not exercised as of the date of the death of the Optionee or the date of his termination of employment, whichever occurred first, but in no event may the Option be exercised at any time after the expiration of the term of the Option stated in the Agreement. Such exercise shall be made pursuant to the terms of the Option,and any change in the terms of an ISO shall be subject to the rules of Section 424(h) of the Code. If so exercised, any such ISO shall be treated as an incentive stock option under Section 422 of the Code, notwithstanding whether such executor, administrator, heir, or legatee is then employed by the Company, provided the Optionee shall have met the foregoing employment requirement at the Optionee's death.

               (c) Permanent and Total Disability. In the event that the
                   ------------------------------
employment of an Optionee shall have terminated by reason of such Optionee becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, the Optionee shall have the right, during the period ending no more than one hundred eighty (180) days after the date of such termination of employment, to exercise his Option. Such Option may be so exercised by the Optionee or by the conservator of the Optionee's estate only to the extent that it was exercisable but not exercised as of the date he became permanently and totally disabled or the date of his termination of employment, whichever occurred first, and in no event shall such Option be exercised at any time after the expiration of the term of the Option stated in the Agreement.

          5.9    Rights as Shareholder.  An Optionee or permitted transferee
                 ---------------------
of an Option shall have no rights as a shareholder of the Company with respect to any shares of Stock covered thereby prior to his purchase of such shares of Stock by exercise of such Option as provided in the Plan. Such Optionee or permitted transferee shall thereafter be deemed to have substantially all of the rights of ownership to the shares of Stock in respect of which such exercise shall be made.

          5.10   Right of Company to Terminate Employment.  Nothing
                 ----------------------------------------
contained in the Plan (including the provisions of the succeeding sentence) or any Option granted under the Plan shall confer on an Optionee any right to be continued in the employ of the Company, a Parent or a Subsidiary or interfere in any way with the right of the Company, a Parent or a Subsidiary to terminate an Optionee's employment with it at any time for any reason. If requested by the Board or the Committee, as the case may be, an Optionee shall agree in writing as a condition of the granting of an Option to remain in the employ of the Company following the date of grant of an Option for a period specified by the Board or Committee.

          5.11   Delivery of Financial Statements to Optionee.  Within three
                 --------------------------------------------
(3) months after the end of each fiscal year of the Company, the Company shall deliver to each Optionee a complete set of the Company's financial statements as of the end of such fiscal year. Said financial statements shall include a balance sheet and the related statements of income and cash flow for the fiscal year in question.

     6.   Delivery of Stock Certificates.  The Company shall not be required to
          ------------------------------
issue or deliver any certificate for shares of Stock purchased upon the exercise of all or any portion of any Option granted under the Plan prior to the fulfillment of all of the following conditions:

          6.1    Listing of Shares.  If applicable, the admission of such shares
                 -----------------
of Stock to listing on all stock exchanges on which the Stock of the Company is then listed.

          6.2    Registration and/or Qualification of Shares.  If applicable,
                 -------------------------------------------
the completion of any registration or other qualification of such shares of Stock under any federal or state securities laws or under the regulations promulgated by the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Board or Committee, as the case may be, shall deem necessary or advisable.

          6.3    Approval of Clearance.  The obtaining of any approval or
                 ---------------------
clearance from any federal or state governmental agency which the Board or Committee, as the case may be, shall determine to be necessary or advisable.

          6.4    Reasonable Lapse of Time.  The lapse of such reasonable period
                 ------------------------
of time following the exercise of the Option as the Board or Committee, as the case may be, may establish from time to time for reasons of administrative convenience. The issuance of such certificate shall be evidenced on the books of the Company with such reasonable period of time.

     7.   Termination, Amendment and Modification of Plan.  The Board may, upon
          -----------------------------------------------
recommendation of the Committee, if any, appointed by it to administer the Plan, terminate the Plan at any time or amend or modify the Plan at any time or from time to time; provided, however, that no such action of the Board shall do any of the following:

          7.1    Increase Number of Shares.  Except as contemplated in Section
                 -------------------------
3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of shareholders then holding a majority of the outstanding voting securities of the Company.

          7.2    Change of Class of Eligible Persons. Change the class of
                 -----------------------------------
Eligible Persons to whom Options may be granted under the Plan without the approval of shareholders then holding a majority of the outstanding voting securities of the Company.

          7.3    Change Terms of Outstanding Options.  Change the Option Price
                 -----------------------------------
or otherwise alter or impair any Option previously granted to an Optionee under the Plan without the consent of the Optionee.

     8.   Miscellaneous.
          -------------

          8.1    Plan Binding on the Successors.  The Plan shall be binding
                 ------------------------------
upon the successors and assigns of the Company.

          8.2    Section Headings.  The headings of the sections of the Plan
                 ----------------
have been inserted for convenience only and shall not be used in construing the Plan.

          8.3    Gender and Number.  Whenever used herein, nouns in the
                 -----------------
singular shall include the plural and a masculine pronoun shall include the feminine gender.

          8.4    Other Compensation Plans.  The adoption of the Plan shall not
                 ------------------------
affect any other stock option plan, incentive plan or any other compensation plan in effect for the employees of the Company, not shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan for employees of the Company.

          8.5    Tax Information Statements.  Upon the exercise of any ISO
                 --------------------------
during any calendar year in which a transfer of Stock to an Optionee shall occur, the Company shall furnish to the Optionee an information statement pursuant to Section 6039 of the Code, and the regulations promulgated thereunder, on or before January 31 of the following calendar.


                                 [END OF PLAN]